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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported) November 27, 2002

            CWABS, INC. (as depositor under the Sale and Servicing Agreement, to be dated as of November 27, 2002, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2002-H).


                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                     333-97873             95-4596514
------------------------------         ---------             ----------
 (State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)



                4500 Park Granada
              Calabasas, California                          91302
              ---------------------                          ------
              (Address of Principal                         (Zip Code)
               Executive Offices)



Registrant's telephone number, including area code (818) 225-3240

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ITEM 5. OTHER EVENTS.
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        The financial statements of Financial Guaranty Insurance Company
("FGIC") as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001 that are included in this Form 8-K have been audited by KPMG LLP. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "Experts" in the Prospectus Supplement relating to Revolving Home Equity Loan Asset Backed Securities, Series 2002-H, is attached hereto as
Exhibit 23.1.

        The audited financial statements of FGIC as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001 are attached hereto as Exhibit 99.1. The unaudited financial statements of FGIC as of September 30, 2002 and for the three and nine month periods ended September 30, 2002 and 2001 are attached hereto as Exhibit 99.2.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
----    -----------------------------------------

        INFORMATION AND EXHIBITS.
        ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        23.1  Consent of KPMG LLP

        99.1 Financial Statements of FGIC as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001

        99.2 Unaudited Financial Statements of FGIC as of September 30, 2002 and for the three and nine month periods ended September 30, 2002 and September 30, 2001




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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWABS, INC.





                                              By: /s/ Celia Coulter
                                                  -------------------
                                                  Name:  Celia Coulter
                                                  Title:  Vice President


Dated: November 27, 2002



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EXHIBIT INDEX
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Exhibit        Description
-------        -----------

23.1           Consent of KPMG LLP

99.1 Financial Statements of FGIC as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001

99.2           Unaudited Financial Statements of FGIC as of
               September 30, 2002 and for the three and nine month periods ended September 30, 2002 and September 30, 2001